SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2006

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-130961-11	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On June 29, 2006 a single series of certificates, entitled First Franklin Mortgage Loan Trust 2006-FF8, Asset-Backed Certificates, Series 2006-FF8 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), National City Home Loan Services, Inc. as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class M-12 Certificates”, “Class C Certificates”, “Class P Certificates”, ”Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $838,963,357.87 as of June 1, 2006 (the “Cut-off Date”). The Mortgage Loans were assigned to the Trust pursuant to the Mortgage Loan Purchase Agreement, dated June 6, 2006 (the “Seller Sale Agreement”) among First Franklin (the “Originator”), Greenwich Capital Financial Products, Inc. (the “Seller”) and the Depositor. The Class I-A-1 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, and Class M-11 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc., Sandler O’Neill & Partners, L.P. and National City Capital Markets (the “Underwriters”), pursuant to an Underwriting Agreement, dated June 6, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class I-A-1	$243,559,000	Variable
Class II-A-1	$196,936,000	Variable
Class II-A-2	$100,520,000	Variable
Class II-A-3	$96,700,000	Variable
Class II-A-4	$31,940,000	Variable
Class M-1	$32,211,000	Variable
Class M-2	$28,821,000	Variable
Class M-3	$17,377,000	Variable
Class M-4	$15,682,000.00	Variable
Class M-5	$14,834,000.00	Variable
Class M-6	$13,986,000.00	Variable
Class M-7	$11,867,000.00	Variable
Class M-8	$11,020,000.00	Variable
Class M-9	$5,934,000.00	Variable
Class M-10	$8,477,000.00	Variable
Class M-11	$5,510,000.00	Variable
Class M-12	$4,662,000.00	Variable
Class C	$7,628,424.25	Variable
Class P	$100.00	N/A

The Certificates, other than the Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and Mortgage Loans are more particularly described in the Prospectus, dated April 26, 2006 and the Prospectus Supplement, dated June 6, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-12 Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)   Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-FF8 Certificates.

1.1
Underwriting Agreement, dated as of June 6, 2006, by and among Financial Asset Securities Corp. as Depositor, Greenwich Capital Markets, Inc. Morgan Keegan & Company, Inc., Sandler O’Neill & Partners, L.P. and National City Capital Markets, relating to the Series 2006-FF8 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Patrick Leo
Name: Patrick Leo
Title: Vice President

Index to Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Financial Asset Securities Corp. as Depositor, National City Home Loan Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-FF8 Certificates.

1.1
Underwriting Agreement, dated as of June 6, 2006, by and among Financial Asset Securities Corp. as Depositor, Greenwich Capital Markets, Inc. Morgan Keegan & Company, Inc., Sandler O’Neill & Partners, L.P. and National City Capital Markets, relating to the Series 2006-FF8 Certificates.